Exhibit 10.31

                          MASTER DISTRIBUTION AGREEMENT

                                     between

                               eSAFETYWORLD, Inc.
                             (a Nevada corporation)
                                 as Transferor,

                                       and

                             BLUE MARBLE WORLD, INC.
                             (a Nevada corporation)
                                  as Transferee

                               [          ], 2001




                      SEPARATION AND DISTRIBUTION AGREEMENT

     SEPARATION AND DISTRIBUTION AGREEMENT (this "Agreement") made effective as of the [ ] day of [ ], 2001 (the "Effective Date") by and between eSAFETYWORLD, Inc., a Nevada corporation ("Transferor"), and Blue Marble World, Inc.., a Nevada corporation ("Transferee"). Transferor and Transferee are sometimes individually referred to as a "Party" and collectively referred to as the "Parties."

     WHEREAS, Transferee is a wholly-owned subsidiary of Transferor;

     WHEREAS, Transferee and Transferor are in diverse businesses and have determined that it is in the best interests of the future development of each of their businesses if they were operated as separate entities;

     WHEREAS, in order to effect the separation of the businesses, Transferor has determined to distribute as a dividend to the public shareholders of its common stock 6,000,000 shares of the capital stock that Transferor holds in Transferee; and

          NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants made in this Agreement and in reliance upon the representations and warranties made in this Agreement, Transferor and Transferee, intending to be legally bound, hereby agree as follows:

                               DEFINITIONS ARTICLE

      As used in this Agreement, the following terms, when capitalized, shall have the respective meanings set forth in this Definition Article. Other capitalized terms used in this Agreement are defined elsewhere in the text of this Agreement.

     1. "Contract" shall mean any contract, agreement, lease, license, sales order, purchase order, instrument or other commitment that is binding on any Person or any part of its property under applicable law.

     2. "Separation Date" means the Effective Date of this Agreement.


                   ARTICLE REGARDING DISTRIBUTION AND SPIN-OFF

     The Parties understand and agree that:

     1. It is in the best interests of the future development of each of their respective businesses if the business of Transferor and the business of Transferor were operated as independent, separate businesses;

     2. The business of Transferor and the business of Transferor be separated pursuant to a spin-off by Transferor of Transferor's business, all as described in this Agreement;

     3. Each public stockholder of Transferor will receive two shares of Transferee's common stock for every share of Transferor's common stock held (the "Dividend");

     4. The record date for the distribution will be the close of business on ______, 2001; and

     5. No fractional shares of Transferee's common stock will be distributed.

                                    ARTICLE I

                     TRANSFER OF ASSETS; ASSUMED OBLIGATIONS

     1.1 TRANSFER OF ASSETS.

        (a) Transferred Assets. Upon the terms and subject to the conditions contained in this Agreement, on the Closing Date (defined in Section 2.1(a) below), Transferor will assign, transfer and deliver to Transferee, and Transferee will accept from Transferor all of Transferor's right, title and interest in and to all of the properties and assets, tangible



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and intangible,  of every kind, nature and description (other than cash and cash equivalents),  wherever  located,  owned or held by  Transferor  (in whole or in part) on the Closing Date and used solely in connection with Transferor's business (hereinafter sometimes collectively referred to as the "Assets"). Such Assets shall include and consist of all assets set forth on the Transferee's balance sheet attached hereto as Exhibit 1.

        (b) Excluded Assets. Notwithstanding anything in this Agreement to the contrary, Assets shall not include Transferee's cash or cash equivalents.

     1.2 ASSUMED OBLIGATIONS. Transferee shall assume all of the liabilities set forth on the Balance Sheet included as Exhibit 1 including a liability due to eSAFETYWORLD of _____. The liability to eSAFETYWORLD shall be paid from 50% of the proceeds of any capital infusion received from any source subsequent to the spinoff. If the balance due to eSAFETYWORLD is not repaid in full by June 30, 2002, the remaining unpaid balance shall be paid, without interest, in 12 equal monthly installments commencing on July 31, 2002. If Transferee is unable to pay the balance by July 31, 2003, the unpaid balance may, at Transferor's option, be converted into shares of Transferee's common stock at a price per share equal to the closing average bid price of such shares during the first 20 days of trading, If Transferor converts its obligation at any point after July 31, 2003, it shall have demand registration rights with respect to the shares received upon conversion. Transferee shall pay all registration costs.

     1.3 PAYMENT OF PURCHASE PRICE. The purchase price for the Assets shall be the assumption of all of the liabilities incurred by Transferor in connection with the Business or with respect to the Assets (other than the Excluded Assets, as defined in Section 1.1(b), above) of every kind, nature and description, and the issuance of the Dividend.

                                   ARTICLE II
                             CLOSING; ABSOLUTE SALE

     2.1 CLOSING.

        (a) Time and Place. Subject to the fulfillment of the conditions precedent set forth in Article X, below, the transactions contemplated by this Agreement shall be consummated and closed (the "Closing") at the offices of eSAFETYWORLD, Inc., 80 Orville Drive, Bohemia, NY 11961 at 10:00 a.m. (New York City time) on ______, 2001 (the "Closing Date"). The Closing may occur at such later or earlier time or such other place as the Parties hereto agree in writing.

        (b) Delivery of Instruments. At the Closing:

        (i) Transferor's Closing Documents. Transferor will deliver or cause to be delivered to Transferee the following documents (collectively referred to as "Transferor's Closing Documents"):

     (1) Bill of Sale

     (2) Assignment of Rights

     (3) Resolutions of Transferor. A true and complete copy of the resolutions of Transferor by which the execution, delivery and performance of this Agreement and Transferor's Closing Documents were authorized, and a list of Transferor's officers (and their titles) incumbent as of the date hereof, each certified by the Secretary of Transferor as of the date hereof, and all other certificates, consents, approvals and documentary evidence, if any, required to be delivered pursuant to this Agreement; and

     (ii) Transferee's Closing Documents. Transferee will deliver or cause to be delivered to Transferor the following documents (collectively referred to as "Transferee's Closing Documents"):

        (1) Assumption and Acceptance.

        (2) Resolutions of Transferee's Board. A true and complete copy of the resolutions of Transferee's Board of Directors by which the execution, delivery and performance of this Agreement and Transferee's Closing Documents were authorized, certified by the Secretary or Assistant Secretary of Transferee as of the date hereof, and all other certificates, consents, approvals and documentary evidence, if any, required to be delivered pursuant to this Agreement.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES BY TRANSFEROR

      Transferor hereby represents, warrants and covenants to Transferee with respect to Transferor or the Business, as the case may be, that:

     3.1 ORGANIZATION AND GOOD STANDING. Transferor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the power and authority to own the Assets and to conduct the Business as such business is being conducted as at the Closing Date. Transferor is duly qualified to do business and is in good standing in the states where necessary to operate the Business.

     3.2 AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS AND LAW. Transferor has full power and authority to enter into this Agreement and Transferor's Closing Documents, to consummate the transactions contemplated hereby and thereby and to perform their respective obligations hereunder and thereunder. The execution, delivery of and performance of this Agreement and Transferor's Closing

Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Transferor. This Agreement has been duly executed and delivered by Transferor and is a valid and binding obligation of Transferor enforceable in accordance with their respective terms, except as enforcement may be limited by the effect of all applicable bankruptcy, fraudulent conveyance, reorganization, insolvency, moratorium or similar laws at any time generally in effect with respect to the enforcement of creditors' rights, and by the principles of equity. The execution,  delivery  of and  performance  of this  Agreement  and  Transferor's
Closing Documents will not result in a violation of any provision of the Articles of Organization of Transferor or of any provision of any material agreement or instrument of Transferor (including, without limitation, its bylaws) or to which Transferor is a party or by which Transferor or the Assets is bound, or of any law, regulation, judgment, order or decree of any court or governmental authority to which Transferor is a party or by which Transferor or the Assets is bound or to which it is subject. All necessary authorizations of the transactions contemplated by this Agreement required to be obtained by Transferor from any federal, state, local or foreign government or agency shall have been obtained prior to the Closing, and any filings, notifications or disclosures required by law or by regulation of such government or agency shall have been made in such form as is acceptable as filed or as may be amended. No approval of shareholders of Transferor is required by the Articles of Organization of Transferor in connection with the transactions contemplated by this Agreement.

     3.3 TAX MATTERS. Except for current period taxes or assessments not yet payable, as of the date hereof there are no tax, including social security and withholding tax, obligation of Transferor which constitutes, or may thereafter constitute, a lien on the Assets, and, if such lien exists or arises, it will be discharged promptly by Transferor. Transferor has not received a notice of proceedings or other action pending for the purpose of assessing or collecting additional taxes of any kind from Transferor for any period for which returns have been filed by Transferor, the result of which if adverse to Transferor would constitute a lien on the Assets and, if such lien arises, it will be discharged promptly by Transferor.

     3.4 LITIGATION AND OTHER CLAIMS.

     (A) PENDING AND THREATENED LITIGATION. Except as set forth in Exhibit 2, as of the date hereof there are no actions, suits, claims (including products liability claims) or proceedings (a) pending or, (b) to the best knowledge of Transferor, threatened, before any foreign, federal, state, municipal or other governmental court, department, commission, board, bureau, agency, body or instrumentality against Transferor or affiliate of Transferor or affecting the Assets, at law or in equity, which, if determined adversely to Transferor, net of insurance, would have a material adverse effect on the Assets or the Business. Transferor is not a party to or subject to the provisions of any written order, writ, injunction, decree or judgment with respect to the Assets of any court or foreign, federal, state, municipal or other governmental or administrative body, department, commission, board, bureau, any securities exchange or other agency or instrumentality.

     (B) LITIGATION WITH RESPECT TO THIS AGREEMENT. Transferor is not a party to, nor, has it been threatened with, any litigation or proceeding or written claim which seeks to restrain or prohibit the transactions contemplated by this Agreement.

     (C) GOVERNMENTAL NOTICE OF VIOLATION IN RESPECT OF THE AGREEMENT. Transferor has not received from any federal, state, local or foreign governmental agency or authority notice that consummation of the transactions contemplated by this Agreement would constitute a violation of any applicable law, regulation or ordinance.

     3.5 COMPLIANCE WITH LAWS. Transferor has not received any written notice asserting any noncompliance by it with, nor to Transferor's knowledge, is there any basis for any assertion that, it is not in material compliance with, any applicable law (including environmental laws), statute, rule or regulation, federal, state or local, or any agency thereof, having jurisdiction over it, which non-compliance relates to the Assets or to Transferor's ownership or possession of the Assets.

     3.6 FINDER'S FEE. Transferor has not incurred any obligation of any kind whatsoever to any party for any broker's or finder's fee in connection with the transactions contemplated by this Agreement.

     3.7 INTELLECTUAL PROPERTY. Except as listed on Exhibit 3, there are no trade names, patents, trademarks or copyrights, and no applications to register any of the foregoing, owned or licensed by Transferor and used by Transferor as of the date hereof and material to the conduct of the Business. Transferor has not received any actual notice or claim from any third party that it infringes upon or conflicts with the property right of any third party, and, to the knowledge of Transferor, no third party infringes any intellectual property rights of Transferor.

     3.8 EMPLOYMENT CONTRACTS AND OTHER PLANS. Except as disclosed on Exhibit 4, Transferor does not have any obligation with respect to any fringe benefit arrangement, any deferred compensation plan, bonus plan, stock option plan, employee stock purchase plan, incentive compensation plan, executive compensation plan, agreement, arrangement, or commitment to provide compensation which is not an ERISA Plan (other than normal payroll policies concerning holidays, vacations, and compensation continuation during short absences for illness, approved or legally mandated leaves of absences, or for other reasons).

     3.9 DISCLOSURE.  No  representation or statement made by Transferor in this
Article III, nor any representation or statement made by Transferor in any schedule with respect thereto, contains, as of the date hereof any untrue statement of a material fact, or omits to state a material fact necessary to make the statements therein not false or misleading, which untrue statement or omission could have a materially adverse effect on the Assets or the Assumed Obligations after the Closing Date.

     3.10 EFFECTIVE DATE OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in this Article III are true in all respects as made on the date hereof. The representations and warranties contained in this Article III will be true in all material respects on the Closing Date as if made thereon.

     3.11 WARRANTY DISCLAIMER. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE III, TRANSFEROR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE BUSINESS OR ANY OF ITS ASSETS, ASSUMED OBLIGATIONS OR OPERATIONS, OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY IMPLIED REPRESENTATION OR WARRANTY AS TO THE CONDITION, MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS, AND TRANSFEROR EXPRESSLY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES BY TRANSFEREE

Transferee hereby represents, warrants and covenants to Transferor that:

     4.1 ORGANIZATION AND GOOD STANDING. Transferee is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. On the Closing Date, Transferee will have full corporate authority and power to own the Assets.

     4.2 AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS AND LAW. Transferee has full power and authority to enter into this Agreement, and Transferee's Closing Documents, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution, delivery of and performance of this Agreement and Transferee's Closing Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Transferee. This Agreement has been duly executed and delivered by Transferee and is a valid and binding obligation of Transferee enforceable in accordance with their respective terms, except as enforcement may be limited by the effect of all applicable bankruptcy, fraudulent conveyance, reorganization, insolvency, moratorium or similar laws at any time generally in effect with respect to the enforcement of creditors' rights, and by the principles of equity. The execution, delivery and performance of this Agreement, the Ancillary Agreements and Transferee's Closing Documents will not result in a violation of the Certificate of Incorporation or By-laws of Transferee or of any provision of any material agreement or instrument of Transferee or to which Transferee is a party or of any law, regulation, judgment, order or decree of any court or governmental authority to which Transferee is a party or by which Transferee is bound or to which it is subject. All necessary authorizations of the transactions contemplated by this Agreement required to be obtained by Transferee from any federal, state, local or foreign government or agency shall have been obtained prior to the Closing, and any filings, notifications or disclosures required by law or by regulation of such government or agency shall have been made in such form as is acceptable as filed or as may be amended. No approval of the stockholders of Transferee is required by the Certificate of Incorporation or By-laws of Transferee in connection with the transactions contemplated by this Agreement.

     4.3 LITIGATION AND OTHER CLAIMS.

     (A) PENDING AND THREATENED LITIGATION. There are no actions, suits, claims (including products liability claims) or proceedings pending or, to the best knowledge of Transferee, threatened, before any foreign, federal, state, municipal or other governmental court, department, commission, board, bureau, agency, body or instrumentality against Transferee or affecting any of its property or assets at law or in equity, which, if determined adversely to Transferee, net of insurance, would have a material adverse effect on the performance by Transferee of its obligations under or pursuant to this Agreement or Transferee's Closing Documents.

     (B) LITIGATION WITH RESPECT TO THE AGREEMENT. Transferee is not a party to, nor, to its best knowledge, has it been threatened with any litigation or proceeding which seeks to restrain or prohibit the transactions contemplated by this Agreement.

     (C) GOVERNMENTAL NOTICE OF VIOLATION IN RESPECT OF THE AGREEMENT. Transferee has not received from any federal, state, local or foreign governmental agency or authority notice that consummation of the transactions contemplated by this Agreement would constitute a violation of any applicable law, regulation or ordinance.

     4.4 FINDER'S FEE. Transferee has not incurred any obligation of any kind whatsoever to any party for any broker's or finder's fee in connection with the transactions contemplated by this Agreement.

     4.5  DISCLOSURE.  No  representation  or statement  made by  Transferee  in
Article IV of this Agreement contains as of the date hereof any untrue statement of a material fact, or omits to state a material fact necessary to make the statements therein not misleading.

     4.6 EFFECTIVE DATE OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in this Article IV are true on the date hereof and will be true on the Closing Date as if made thereon.

                                    ARTICLE V
                                   ARBITRATION

     5.1 ARBITRATION. This Agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of New York. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be resolved by arbitration in accordance of the rules of the American Arbitration Association , and judgment upon the award rendered by the arbitrator(s) shall be entered in any court having jurisdiction thereof. For that purpose, the parties hereto consent to the jurisdiction and venue of an appropriate court located in Suffolk County, State of New York. In the event that arbitration results from or arises out of this Agreement or the performance thereof or litigation to enforce any award entered therein, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled. In the event of any such claim or controversy, no action shall be entertained by said arbitration if initiated more than one year subsequent to the date the cause(s) of action actually accrued regardless of whether damages were otherwise as of said time calculable.

                                   ARTICLE VI
                                  MISCELLANEOUS

     6.1 BINDING EFFECT. Except as otherwise provided in this Section 6.1, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

     6.2 NO ASSIGNMENT. Except as expressly provided in this Agreement, this Agreement may not be assigned by either Party hereto without the prior written consent of the other Party. Any attempted or purported assignment by either Party, other than in accordance with this Section 6.2, shall be null and void and of no force or effect.

     6.3   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be delivered by delivery of facsimile signatures.

     6.4 INVALIDITY. In the event that any one or more of the provisions contained in this Agreement, or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument, except that this Agreement shall not be reformed in any way if such reformation will deny to either Party the essential benefits of this Agreement, unless the benefited
Party waives in writing its right to such benefits. In the event that such reformation is not undertaken as provided herein, the Parties shall place themselves as closely as practicable in the positions they were in immediately prior to the Closing Date.

     6.5 SURVIVAL. The representations, warranties, indemnities and agreements of the Parties to this Agreement shall survive the Closing for a period of one
(1) year. The period of limitations set forth above shall be in lieu of all statutes of limitations otherwise applicable having a duration of more than that period.

     6.6 NOTICES. All notices required to be given under the terms of this Agreement or which either of the Parties desires to give hereunder shall be in writing and personally delivered or sent by certified mail, return receipt requested, addressed as follows:

     (a) IF TO TRANSFEREE:

              Blue Marble World, Inc.
              80 Orville Drive
              Bohemia, New York 11716
              Attention: President

     (b) IF TO TRANSFEROR:

              eSAFETYWORLD, Inc.
              80 Orville Drive
              Bohemia, New York 11716
              Attention: Chairman

      Any Party may designate a change in address at any time upon written notice to the other Party.

     6.7 NO THIRD-PARTY BENEFICIARIES. Notwithstanding anything to the contrary contained in this Agreement, no provision of this Agreement is intended to benefit any person other than the signatories hereto or their permitted assigns, nor shall any such provision be enforceable by any such other person.

     6.8 EXHIBITS. The Exhibits referred to herein form a part of this Agreement, and are hereby incorporated herein by this reference.

     6.9 ENTIRE AGREEMENT; AMENDMENTS; HEADINGS; WAIVERS, ETC. This Agreement and the Schedules hereto contain the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, either oral or written, between the Parties with respect to such subject matter. No understandings, representations or warranties made or agreed to by either Party prior to or contemporaneously with the execution of this Agreement, except understandings, representations and warranties contained in Transferor's or Transferee's Closing Documents, shall be binding upon either Party or shall otherwise affect this Agreement, and no amendment, modification or waiver of any provision of this Agreement or either Party's Closing Documents will be binding unless in writing and signed by authorized representatives of both Parties. The headings in this Agreement, its Exhibits and Transferee's and Transferor's Closing Documents are for convenience of reference only and shall not constitute a part of this Agreement or of such Schedules or Closing Documents. No failure or delay on the part of any Party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.. Disclosures made by Transferor in this Agreement or in any Exhibit hereto in respect of any covenant, representation or warranty of Transferor shall be deemed to have been made with equal force and effect with respect to every other relevant covenant, representation and warranty made by Transferor and in each relevant Exhibit hereto. References to Sections are to Sections in this Agreement and in each case include references to all subsections under the referenced Section. Words denoting the singular tense or person shall include the plural and vice versa and references to the masculine gender shall, where the context permits, include the feminine and/or neuter genders and vice versa. The words "including," "includes," "include" as used in this Agreement mean, respectively, "including, without limitation," "includes, without limitation," and "include, without limitation." The words "hereof," "herein" and "hereunder" and words of similar import shall refer to all applicable provisions of this Agreement and not to any particular provision. This Agreement is the result of negotiation and, accordingly, no presumption or burden of proof will arise with respect to any ambiguity or question of intent concerning this Agreement favoring or disfavoring any Party to this Agreement by virtue of the authorship of any provision of this Agreement. All references to statutory provisions shall include all amendments and reenactments thereof.

     6.10 CONFIDENTIALITY.

     (a) CONFIDENTIAL INFORMATION. Each Party (the "Holding Party") shall hold the "Confidential Information" of the other Party (the "Owning Party") in confidence and will not disclose Confidential Information of the Owning Party to any other person, except as required by court or governmental order or use the Confidential Information for any purpose other than internal administrative purposes. "Confidential Information" shall mean confidential and proprietary technological and business information, including marketing, financial and customer information, whether or not in writing. Confidential Information does not include information which (i) can clearly be demonstrated to have been in the possession of the Holding Party at the time Confidential Information was disclosed to it, provided that, such information was not known by the Holding Party to be subject to another confidentiality agreement or under other obligations of secrecy, or (ii) becomes generally available to the public other than as a result of a disclosure by the Holding Party or its employees or agents, or (iii) becomes available to the Holding Party on a non-confidential basis from a source other than the Owning Party, provided that, such source is not known by you to be bound by a confidentiality agreement with, or other obligations of secrecy to, the Owning Party or another party, or (iv) can clearly be demonstrated to have been developed by the Holding

Party independent of the Confidential Information, or (v) the Owning Party consents in writing may be disclosed by the Holding Party.

     (b) OWNERSHIP OF CONFIDENTIAL INFORMATION. All Confidential Information is and shall remain the property of the Party that owned it immediately prior to the Spin-off.

     (c) LIMITED LICENSE. Nothing in this Agreement shall be deemed to be a grant by the Owning Party of any express or implied license under any of the Owning Party's Confidential Information.

     (d) RELIEF FOR BREACH. In the event of breach of any of the obligations of the Holding Party under this Agreement, the Owning Party shall have the right to have such obligation specifically enforced by a court of competent jurisdiction, including, without limitation, the right to entry of restraining orders and injunctions, whether preliminary, mandatory, temporary, or permanent, against a violation, threatened or actual, and whether or not continuing, of such obligation, without the necessity of showing any particular injury or damage, it being acknowledged and agreed that any such breach or threatened breach would cause irreparable injury to the Owning Party and that money damages would not provide an adequate remedy. In addition, the Owning Party may pursue other rights and remedies that may be available to it under this Agreement, at law or in equity in the event of any such violation, and any right or remedy so pursued shall be independent of any other right or remedy, and all such rights and remedies shall be severally enforceable. In the event that the Owning Party commences legal action or seeks legal advice to enforce the obligations of the Holding Party under this Agreement, the Holding Party shall be responsible for all costs of such action and advice, including, without limitation, reasonable attorneys' fees. The Holding Party hereby irrevocably consent that any legal action against it arising out of or in any matter relating to this Section may be brought in any federal court in New York or, if any such court lacks subject matter jurisdiction, in any State Court in New York. By your execution and delivery of this Agreement, each Party hereby irrevocably consents to the jurisdiction of such courts and waives any defense based upon improper venue, inconvenient venue or forum or lack of jurisdiction.

     6.11 INDEMNIFICATION

          INDEMNITY. The parties mutually agree to indemnify and hold the other harmless against all liabilities, claims, causes of action, costs, and expenses arising out of (i) any breach of warranty or misrepresentation by an offending party, or its nonperformance of any covenant or obligation under this Agreement, and (ii) any misrepresentation or omission in any document or other paper delivered by the offending party under this Agreement.

     6.12 SHARING INFORMATION

          SHARING INFORMATION. The parties agree to make certain information available to each other, at no cost to the requesting party, for the following purposes, unless the sharing would be commercially detrimental:

     (a)  MAINTAIN   RECORDS.   Each  party  shall  maintain  adequate  internal
accounting to allow the other party to satisfy its own reporting obligations and prepare its own financial statements.

     (b) RETAIN RECORDS. Each party will retain records that may be beneficial to the other party for a specified period of time. If the records are going to be destroyed, the destroying party will give the other party an opportunity to retrieve all relevant information from the records.

     (c) PROVIDE PERSONNEL. Each party will do its best to provide the other party with personnel, directors, officers or agents who may be used as witnesses in legal proceedings.

                              *********************

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives in the presence of the designated witnesses on the date first above written.


                                eSAFETYWORLD, INC.

                                By:
                                   ------------------------------

                                Name:
                                     ----------------------------

                                Title:
                                      ---------------------------

                                Date:
                                     ----------------------------



                                BLUE MARBLE WORLD, INC.

                                By:
                                   ------------------------------

                                Name:
                                     ----------------------------

                                Title:
                                      ---------------------------

                                Date:
                                     ----------------------------